Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS

 We consent to the reference to our firm under the captions "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 8, 2002, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79180) of Gabelli Gold Fund, Inc.

                                                             ERNST & YOUNG LLP


New York, New York
December 11, 2002